                                                                   Exhibit 10.06

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.


                        THE TRANSFER OF THIS WARRANT IS
                        RESTRICTED AS DESCRIBED HEREIN.

                         LASERMASTER TECHNOLOGIES, INC.

          Warrant for the Purchase of 277,953 Shares of Common Stock,
                            par value $.01 per share

                                January 17, 1996
                                                                  277,953 Shares

     THIS CERTIFIES that, for value received, TimeMasters, Inc., with an address at 6425 Beach Road, Eden Prairie, Minnesota 55344 (including any transferee, the "Holder"), is entitled to subscribe for and purchase from LaserMaster Technologies, Inc., a Minnesota corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time on and after the date hereof and continuing until 5:00 p.m. Central Time on a date which is six
(6) years from the date hereof (the "Exercise Period"), Two Hundred Seventy Seven Thousand Nine Hundred Fifty Three (277,953) shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), at an exercise price of $6.35 per share (the "Exercise Price"). As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

     The number of shares of Common Stock issuable upon exercise of the Warrant (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

     1. This Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of whole Warrant Shares, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its office at 7156 Shady Oak Road, Eden Prairie, MN 55344, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the

Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised. In addition, the Holder may, at its option, exercise this Warrant through exercise of the Conversion Right set forth below.

          (a) At any time on or after a date one (1) year from the date hereof and prior to the expiration of the Exercise Period, the Holder shall have the right to require the Company to convert this Warrant (the "Conversion Right") into shares of Common Stock as provided for in this Section 1(a). Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Exercise Price for the Warrant Shares to be purchased, as in effect immediately prior to the exercise of the Conversion Right, from the aggregate Fair Market Value of the Warrant Shares to be purchased, immediately prior to exercise of the Conversion Right) by (y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

          (b) The Conversion Right may be exercised by the Holder, at any time or from time to time, during the Exercise Period, on any business day by delivering a written notice of conversion (the "Conversion Notice") to the Company specifying the total number of Warrant Shares with respect to which the Holder is exercising the Conversion Right.

          (c) Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

               (i) If the Company's Common Stock is traded on an exchange or is quoted on NASDAQ National Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date, and

               (ii) If the Company's Common Stock is not traded on an exchange or on NASDAQ National Market but is traded on the over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date.

          (d) Notwithstanding the foregoing, the Conversion Right shall lapse and be of no further force and effect in the event that prior to a date one (1) year from the date hereof all amounts evidenced by that certain Promissory Note of even date herewith in the original principal amount of $1,765,000 made by LaserMaster Corporation in favor of TimeMasters, Inc. have been indefeasibly paid in full.

     2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

     3.   (a)   This Warrant may not be sold, transferred, hypothecated or otherwise assigned except (1) to persons who are related by blood or marriage to Melvin Masters, (2) to entities or persons which are affiliates of, related to, or controlled by Melvin Masters or TimeMasters, Inc. or (3) in connection with any bona fide pledge by any person or entity who is a permitted transferee, as described in clause (1) or (2) above, or otherwise. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder.

          (b) The Holder acknowledges that he has been advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Act, that this Warrant is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering. The Holder acknowledges that it has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of this Warrant or the Warrant Shares issuable upon exercise hereof shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of this Warrant or such Warrant Shares is registered under the Act, it being understood that neither this Warrant nor such Warrant Shares are currently registered for sale and that the Company has no obligation or intention to so register this Warrant or such

Warrant Shares except as specifically provided herein, or (ii) this Warrant or such Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act.

     4. The Company shall at all times reserve and keep available from its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the Exercise Price therefor or pursuant to exercise of the Conversion Right, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

     5. The Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as hereinafter provided in this Section 5.

          (a) If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Stock are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such share of Common Stock.

          (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the holder of this Warrant shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the holder of this Warrant if it had exercised this Warrant and had received such shares of Common Stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

          (c) If the Company takes any other action, or if any other event occurs, which does not come within the scope of the provisions of section 5(a) or 5(b), but which should result in an adjustment in the Exercise Price and/or the number of shares subject to this Warrant in order to fairly protect the purchase rights of the holder of this Warrant, an appropriate adjustment in such purchase rights shall be made by the Company.

          (d) Upon each adjustment of the warrant Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase, at the warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the warrant Exercise Price resulting from such adjustment.

          (e) Upon any adjustment of the Exercise Price, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     6. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     7. (a) If, at any time on and after the date hereof until two years following the earlier of (i) the date upon which this Warrant has been exercised in full and (ii) the date of expiration of the Exercise Period, the Company shall file a registration statement (other than on Form S-4, Form S-8, or any successor form) with the Securities and Exchange Commission (the "Commission"), the Company shall give all the then holders of this Warrant or any shares issued upon exercise of this Warrant, (the "Eligible Holders") at least 20 days prior written notice of the filing of such registration statement. If requested by any Eligible Holder in writing within 15 days after receipt of any such notice, the Company shall, at the Company's sole expense (other than the SEC filing fees with respect to the securities of the Eligible Holder and the fees and disbursements of counsel and any accountants for the Eligible Holder and the underwriting discounts, if any, payable in respect of the securities sold by any Eligible Holder), cause all such shares of the Company's Common Stock that are acquired by Eligible Holder upon the exercise of this Warrant and with respect to which Eligible Holder has requested registration, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by Eligible Holder of the shares to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it; provided further, that the Company shall not be required to include in any such registration statement any Warrant Shares of an Eligible Holder if all such Warrant Shares could be sold by such Eligible Holder under Rule 144 in a three month period. If any such registration shall be underwritten in whole or in part, the Company may require that the shares requested for inclusion by Eligible Holders pursuant to this section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the shares originally covered by a request for registration made by Eligible Holders would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares owned by Eligible Holders and otherwise to be included in the underwritten public offering may be reduced; provided, however, that such reduction shall be made among all other persons (other than the Company) who are participating in such offering before reduction is made in the shares proposed to be included by the Eligible Holders.

          (b) If, at any time, on and after the date hereof until two years following the earlier of (i) the date upon which this Warrant has been exercised in full and (ii) the date of expiration of the Exercise Period, but on two occasions only, the Company shall receive a written request, from Eligible Holders who in the aggregate own (or which upon exercise of Warrant would own) a majority of the total number of shares of Common Stock which have been or may be acquired upon exercise of this Warrant ("Majority Holders") (provided, that the securities must include Warrant Shares or Warrants exercisable for shares which in the aggregate represent at least 25% of the aggregate number of Warrant Shares underlying the Warrant initially issued), to register the sale of all or part of such Warrant Shares, the Company shall, as promptly as practicable, prepare and file with the Commission a registration statement sufficient to permit the public offering and sale of the Warrant Shares through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable; and the Company shall be obligated to pay all expenses incurred in connection with such registration (other than SEC filing fees with respect to the securities of the Eligible Holders and the fees and disbursements of counsel for the Eligible Holder and underwriting discounts, if any, payable in respect of the Warrant Shares sold by the Eligible Holder). The Company shall not be obligated to effect any registration of its securities pursuant to this Section 7(b) (i) within six months after the effective date of a previous registration statement prepared and filed in accordance with Sections 7(a) (in which Warrant Shares could have been included) or 7(b), (ii) with respect to any Warrant Shares of an Eligible Holder if all such Warrant Shares could be sold by such Eligible Holder under Rule 144 during a three-month period, or (iii) at any time during which, in the reasonable judgment of the Board of Directors of the Company, such filing would interfere with a transaction then contemplated by the Company; provided, however, that the Company shall not be able to delay filing of such registration statement pursuant to clause (iii) for a period exceeding one hundred ten (110) days. Within ten business days after receiving any request contemplated by this Section 7(b), the Company shall give written notice to all the other Eligible Holders, advising each of them that the Company is proceeding with such registration and offering to include therein all or any portion of any such other Eligible Holder's registrable securities, provided that the Company receives a written request to do so from such Eligible Holder within 30 days after receipt by him or it of the Company's notice.

          (c) In the event of a registration pursuant to the provisions of this
Section 7, the Company shall use its best efforts to cause the Eligible Holders' Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Holder or such Eligible Holders may reasonably request; provided, however, that the Company shall not by reason of this Section 7(c) be required to qualify to do business in any state in which it is not otherwise required to qualify to do business or to file a general consent to service process.

          (d) The Company shall keep effective any registration or qualification contemplated by this Section 7 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required to permit the Eligible Holders to complete the offer and sale of the Warrant Shares covered thereby or until the date on which all Warrant Shares can be sold pursuant to Rule 144 under the Act in a period of three months.

          (e) In the event of a registration pursuant to the provisions of this
Section 7, the Company shall furnish to each Eligible Holder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Act and the rules and regulations thereunder, and such other documents, as any Eligible Holder may reasonably request to facilitate the disposition of the Warrant Shares included in such registration.

          (f) In the event of a registration pursuant to the provisions this
Section 7, the Company shall furnish each Eligible Holder of any Registrable Securities so registered with an opinion of its counsel (reasonably acceptable to the Eligible Holders) to the effect that (i) the registration statement has become effective under the Act and no order suspending the effectiveness of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus, or any amendment or supplement thereto has been issued, nor to the best knowledge of such counsel has the Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order, (ii) each document, if any, incorporated by reference in the registration statement and the prospectus included therein (except for financial statements and related schedules, as to which such counsel need express no opinion) complied as to form when filed with the Commission in all material respects with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, (iii) the registration statement and the prospectus included therein and any supplements or amendments thereto (except for financial statements and related schedules, as to which such counsel need express no opinion) comply as to form in all material respects with the Act and the rules and regulations of the Commission thereunder, and (iv) such counsel believes that (except for financial statements and related schedules, as to which such counsel need express no belief) such registration statement and the prospectus included therein at the time such registration statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the prospectus, as amended or supplemented, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such opinion shall also state the jurisdictions in which the Warrant Shares have been registered or qualified for sale pursuant to the provisions of Section 7. The Company shall also furnish to each Eligible Holder a cold comfort letter from the independent certified public accountants of the Company in customary form and substance if such cold comfort letter is to be provided to any other person in connection with the registration.

          (g) In the event of a registration pursuant to the provision of this
Section 7, the Company and the Eligible Holders shall enter into a cross-indemnity agreement and a contribution agreement, each in customary form, with each underwriter, if any, and, if requested, enter into an underwriting agreement containing conventional representations, warranties, allocation of expenses, and customary closing conditions, including, without limitation, opinions of counsel and accountants' cold comfort letters, with any underwriter who acquires any Warrant Shares.

          (h) The Company agrees that, after the completion of such public offering and until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 under the Act, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Warrant Shares to sell such securities under Rule 144.

      8. (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Eligible Holder, its officers, directors, partners, trustees, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 8(a), without limitation, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with (A) any untrue statement or alleged untrue statement of a material fact contained (i) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Warrant Shares, or (ii) in any application or other document or communication (in this Section 8 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Warrant Shares under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or (B) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such Eligible Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Warrant.

          (b) Eligible Holders agree to indemnify and hold harmless the Company and any underwriter, and each of their respective officers, directors, partners, trustees, employees, agents and counsel, and each person who controls any such person within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all loss, damage, liability, cost or expense whatsoever (which shall include, for all purposes of this Section 8(b), without limitation, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing, or defending against litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred, arising out of, based upon, or in connection with (A) any untrue or alleged untrue statement of any material fact contained in (i) any registration statement, any prospectus contained therein or any amendment or supplement thereto relating to sale of the Warrant Shares, or (ii) in any application; or (B) arising out of, or based upon the omission or the alleged omission to state in any such registration statement, prospectus or application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by Eligible Holders.

     9. Unless registered pursuant to the provisions of Section 7 hereof, the Warrant Shares issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAYBE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS."

     10. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

     11. The Holder shall not have solely on account of such status, any rights of a shareholder of the Company, either at law or in equity, or to any notice of meetings of shareholders or of any other proceedings of the Company, except as provided in this Warrant.

     12. This Warrant has been negotiated and consummated in the State of Minnesota and shall be construed in accordance with the laws of the State of Minnesota applicable to contracts made and performed within such State, without regard to principles governing conflicts of law.

          13. The Company irrevocably consents to the jurisdiction of the courts of the State of Minnesota and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument.

                              LASERMASTER TECHNOLOGIES, INC.



                              By: /s/ Robert J. Wenzel
                                  ------------------------------
                                     Its:   COO
                                            --------------------

James E. Retterath
---------------------------
Secretary

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)


     FOR VALUE RECEIVED, _______________ hereby sells, assigns, and transfers unto ________________ a Warrant to purchase _________ shares of Common Stock, par value $.01 per share, of LaserMaster Technologies, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ______________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: ____________________


                                 Signature ______________________________



                                     NOTICE

     The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.


                                                                             /11

To:  LaserMaster Technologies, Inc.
     7156 Shady Oak Road
     Eden Prairie, MN  55344
     Attn:  General Counsel


                              ELECTION TO EXERCISE


     The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $_______ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                    (Print Name, Address and Social Security
                         or Tax Identification Number)


and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.


Dated: ____________________     Name ___________________________________________

Address: _______________________________________________________________________



                                     __________________________________________
                                                     (Signature)


                                                                             /12